Exhibit 21

DOMINION RESOURCES, INC.

SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation	Name Under Which Business Is Conducted
Dominion Resources, Inc.	Virginia	Dominion
Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.
Consolidated Natural Gas Company	Delaware	Consolidated Natural Gas Company
CNG Coal Company	Delaware	CNG Coal Company
CNG International Corporation	Delaware	CNG International Corporation
CNG Kauai, Inc.	Delaware	CNG Kauai, Inc.
Kauai Power Partners, L. P.	Delaware	Kauai Power Partners, L. P.
DBNGP Finance Co. LLC	Delaware	DBNGP Finance Co. LLC
CNG Cayman Two Ltd.	Cayman Is.	CNG Cayman Two Ltd.
Epic Development (TPA) Pty Limited	Australia	Epic Development (TPA) Pty Limited
Epic Energy East Pipelines Pty Ltd.	Australia	Epic Energy East Pipelines Pty Ltd.
FondElec General Partner, LP	Cayman Is.	FondElec General Partner, LP
The Latin America Energy and Electricity Fund I, L.P.	Cayman Is.	The Latin America Energy and Electricity Fund I, L.P.
CNG Main Pass Gas Gathering Corporation	Delaware	CNG Main Pass Gas Gathering Corporation
Dauphin Island Gathering Partners	Texas	Dauphin Island Gathering Partners
CNG Oil Gathering Corporation	Delaware	CNG Oil Gathering Corporation
Main Pass Oil Gathering Company	Delaware	Main Pass Oil Gathering Company
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Armstrong Energy Limited Partnership, LLLP	Delaware	Armstrong Energy Limited Partnership, LLLP
Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.
Dominion Cove Point LNG Company, LLC	Delaware	Dominion Cove Point LNG Company, LLC
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion CNG Capital Trust I	Delaware	Dominion CNG Capital Trust I
Dominion Exploration & Production, Inc.	Delaware	Dominion Exploration & Production, Inc.
CNG Pipeline Company	Texas	CNG Pipeline Company
DEPI Texas Holdings, LLC	Delaware	DEPI Texas Holdings, LLC
Dominion Exploration & Production I, L.P.	Texas	Dominion Exploration & Production I, L.P.
Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
Iroquois Gas Transmission System L.P.	Delaware	Iroquois Gas Transmission System L.P.
Dominion Natural Gas Storage, Inc.	Delaware	Dominion Natural Gas Storage, Inc.

Name	Jurisdiction of Incorporation	Name Under Which Business Is Conducted
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
American Exploration Production Company	Texas	American Exploration Production Company
American Reserve Corporation	Texas	American Reserve Corporation
Conquest Associates—II Limited	Texas	Conquest Associates—II Limited
Dominion Gas Marketing, Inc.	Delaware	Dominion Gas Marketing, Inc.
LDNG Acquisition, Inc.	Oklahoma	LDNG Acquisition, Inc.
LDNG Texas Holdings, Inc.	Oklahoma	LDNG Texas Holdings, Inc.
Dominion Natural Gas I, LP	Texas	Dominion Natural Gas I, LP
Stonewater Pipeline Company, L.P.	Texas	Stonewater Pipeline Company, L.P.
Stonewater Pipeline Company of Texas, Inc.	Texas	Stonewater Pipeline Company of Texas, Inc.
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Member Services, Inc.	Delaware	Dominion Member Services, Inc.
Dominion Retail, Inc.	Delaware	Dominion Retail, Inc.
Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.
Tioga Properties, LLC	Delaware	Tioga Properties, LLC
Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.
NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.
NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.
Hope Gas, Inc.	West Virginia	Dominion Hope
The East Ohio Gas Company	Ohio	Dominion East Ohio
The Peoples Natural Gas Company	Pennsylvania	Dominion Peoples
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
Caithness BLM Group L.P.	New Jersey	Caithness BLM Group L.P.
Caithness Navy II Group L.P.	New Jersey	Caithness Navy II Group L.P.
DEI Cayman Holding Company	Virginia	DEI Cayman Holding Company
Dominion Energy Holding Cayman Company LDC	Cayman Is.	Dominion Energy Holding Cayman Company LDC
Dominion do Brasil Ltda.	Brasil	Dominion do Brasil Ltda.
Doma Energia e Participacoes Ltda.	Brasil	Doma Energia e Participacoes Ltda.
Dominion Armstrong, Inc.	Delaware	Dominion Armstrong, Inc.
Dominion Armstrong Services Company, Inc.	Delaware	Dominion Armstrong Services Company, Inc.
Dominion Black Warrior Basin, Inc.	Alabama	Dominion Black Warrior Basin, Inc.
Dominion Cleveland Thermal, Inc.	Ohio	Dominion Cleveland Thermal, Inc.
Dominion Cleveland Thermal, LLC	Ohio	Dominion Cleveland Thermal, LLC
Dominion Cleveland Thermal Generation, LLC	Ohio	Dominion Cleveland Thermal Generation, LLC
Dominion Cleveland Steam Distribution, LLC	Ohio	Dominion Cleveland Steam Distribution, LLC
Dominion Cleveland Chilled Water Distribution, LLC	Ohio	Dominion Cleveland Chilled Water Distribution, LLC
Dominion Cogen, Inc.	Virginia	Dominion Cogen, Inc.
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Morgantown Energy Associates	West Virginia	Morgantown Energy Associates
Dominion Davidson, Inc.	Delaware	Dominion Davidson, Inc.
Dominion Dresden, Inc.	Delaware	Dominion Dresden, Inc.
Dresden Energy, LLC	Delaware	Dresden Energy, LLC
Dominion Dresden Services Company, Inc.	Delaware	Dominion Dresden Services Company, Inc.

Name	Jurisdiction of Incorporation	Name Under Which Business Is Conducted
Dominion Elwood, Inc.	Delaware	Dominion Elwood, Inc.
Elwood Energy, LLC	Delaware	Elwood Energy, LLC
Elwood II Holdings, LLC	Delaware	Elwood II Holdings, LLC
Elwood III Holdings, LLC	Delaware	Elwood III Holdings, LLC
Dominion Elwood Expansion, Inc.	Delaware	Dominion Elwood Expansion, Inc.
Elwood Expansion LLC	Delaware	Elwood Expansion LLC
Dominion Elwood Services Company, Inc.	Virginia	Dominion Elwood Services Company, Inc.
Dominion Energy Clearinghouse Storage Services, Inc.	Delaware	Dominion Energy Clearinghouse Storage Services, Inc.
Dominion Energy Construction Company	Virginia	Dominion Energy Construction Company
Dominion Energy Direct Sales, Inc.	Virginia	Dominion Energy Direct Sales, Inc.
Dominion Energy Exchange, Inc.	Virginia	Dominion Energy Exchange, Inc.
EIP Holdings, LLC	Delaware	EIP Holdings, LLC
Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.
Dominion Energy Peru Holdings, Inc.	Virginia	Dominion Energy Peru Holdings, Inc.
Dominion Energy Services Company, Inc.	Virginia	Dominion Energy Services Company, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Equipment II, Inc.	Virginia	Dominion Equipment II, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Fairless Energy, LLC	Delaware	Fairless Energy, LLC
Dominion Kincaid, Inc.	Virginia	Dominion Kincaid, Inc.
Kincaid Generation, L.L.C.	Virginia	Kincaid Generation, L.L.C.
Dominion Mt. Storm Wind, Inc.	Delaware	Dominion Mt. Storm Wind, Inc.
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear, Inc.	Delaware	Dominion Nuclear, Inc.
Dominion Nuclear Holdings, Inc.	Delaware	Dominion Nuclear Holdings, Inc.
Dominion Nuclear Marketing I, Inc.	Delaware	Dominion Nuclear Marketing I, Inc.
Dominion Nuclear Marketing II, Inc.	Delaware	Dominion Nuclear Marketing II, Inc.
Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.
Dominion Nuclear Marketing III, L.L.C.	Delaware	Dominion Nuclear Marketing III, L.L.C.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Petroleum Marketing, Inc.	Virginia	Dominion Petroleum Marketing, Inc.
Dominion Pleasants, Inc.	Virginia	Dominion Pleasants, Inc.
Pleasants Energy, LLC	Delaware	Pleasants Energy, LLC
Dominion Pleasants Services Company, Inc.	Delaware	Dominion Pleasants Services Company, Inc.
Dominion Reserves, Inc.	Virginia	Dominion Reserves, Inc.
Carthage Energy Services, Inc.	Michigan	Carthage Energy Services, Inc.
Cypress Energy, Inc.	Virginia	Cypress Energy, Inc.
Dominion Appalachian Development, Inc.	Virginia	Dominion Appalachian Development, Inc.
Dominion Appalachian Development Properties, LLC	Virginia	Dominion Appalachian Development Properties, LLC
Dominion Gas Processing MI, Inc.	Virginia	Dominion Gas Processing MI, Inc.
Frederic HOF Limited Partnership	Virginia	Frederic HOF Limited Partnership

Name	Jurisdiction of Incorporation	Name Under Which Business Is Conducted
Wilderness Chester Gas Processing L.P.	Michigan	Wilderness Chester Gas Processing L.P.
Wilderness Energy, L.C.	Michigan	Wilderness Energy, L.C.
Wilderness Energy Services Limited Partnership	Michigan	Wilderness Energy Services Limited Partnership
Dominion Midwest Energy, Inc.	Michigan	Dominion Midwest Energy, Inc.
Dominion Reserves Gulf Coast, Inc.	Virginia	Dominion Reserves Gulf Coast, Inc.
Dominion Reserves – Indiana, Inc.	Virginia	Dominion Reserves – Indiana, Inc.
Dominion Michigan Production Services, Inc.	Michigan	Dominion Michigan Production Services, Inc.
Dominion Reserves – Utah, Inc.	Utah	Dominion Reserves – Utah, Inc.
Dominion San Juan, Inc.	Virginia	Dominion San Juan, Inc.
San Juan Partners, LLC	Texas	San Juan Partners, LLC
Dominion State Line, Inc.	Delaware	Dominion State Line, Inc.
Dominion State Line Ventures, Inc.	Delaware	Dominion State Line Ventures, Inc.
State Line Holding Corp	Delaware	State Line Holding Corp
State Line Holding II, LLC	Delaware	State Line Holding II, LLC
State Line Energy, LLC	Indiana	State Line Energy, LLC
Dominion Storage, Inc.	Virginia	Dominion Storage, Inc.
Dominion Energy Canada Limited	Alberta	Dominion Energy Canada Limited
Dominion Energy Clearinghouse Canada, Inc.	Alberta	Dominion Energy Clearinghouse Canada, Inc.
Dominion Exploration Canada Ltd.	Alberta	Dominion Exploration Canada Ltd.
Domcan Boundary Corp.	Alberta	Domcan Boundary Corp.
Dominion Exploration Partnership	Alberta	Dominion Exploration Partnership
Dominion Troy, Inc.	Delaware	Dominion Troy, Inc.
Troy Energy, LLC	Delaware	Troy Energy, LLC
Dominion Troy Services Company, Inc.	Delaware	Dominion Troy Services Company, Inc.
Dominion Wagram, Inc.	North Carolina	Dominion Wagram, Inc.
Luz Solar Partners Ltd. VII, L.P.	California	Luz Solar Partners Ltd. VII, L.P.
Niton US, Inc.	Virginia	Niton US, Inc.
Remington, L.L.C.	Virginia	Remington, L.L.C.
Domcan NS1ULC	Nova Scotia	Domcan NS1ULC
Rumford Cogeneration Company, Ltd.	Maine	Rumford Cogeneration Company, Ltd.
Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina Power (in North Carolina)
Virginia Power Capital Trust I	Delaware	Virginia Power Capital Trust I
Virginia Power Capital Trust II	Delaware	Virginia Power Capital Trust II
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, Inc.	Virginia	Virginia Power Services, Inc.
Dominion Energy Clearinghouse, Inc.	Virginia	Dominion Energy Clearinghouse, Inc.
Dominion Generation Corporation	Virginia	Dominion Generation Corporation
Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
VP Property, Inc.	Virginia	VP Property, Inc.